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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  June 12, 2001


                              PTEK HOLDINGS, INC.
            (Exact name of Registrant as specified in its charter)


         Georgia                      0-27778                  59-3074176
  (State of Incorporation)      (Commission File No.)       (I.R.S. Employer
                                                           Identification No.)


                           3399 Peachtree Road, N.E.
                         The Lenox Building, Suite 600
                            Atlanta, Georgia  30326
         (Address of principal executive offices, including zip code)


                                (404) 262-8400
             (Registrant's telephone number, including area code)
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Item 5.  Other Events
---------------------

     On June 12, 2001, PTEK Holdings, Inc. ("PTEK") disseminated a letter to shareholders, employees and friends of PTEK. The letter is attached hereto as
Exhibit 99.1 and incorporated herein by reference.


Item 7.  Financial Statements and Exhibits
------------------------------------------

     (c)  Exhibits

          The exhibit listed in the Exhibit Index is filed as part of this Current Report on Form 8-K.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                       PTEK HOLDINGS, INC.


Date:  July 11, 2001                   By:  /s/ Patrick G. Jones
                                            --------------------
                                       Patrick G. Jones
                                       Executive Vice President, Chief Financial
                                       Officer and Chief Legal Officer


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                                 EXHIBIT INDEX


     Exhibit   Description                                       Page No.
     -------   -----------                                       -------

      99.1     Letter to Shareholders, Employees and Friends         4
               of Ptek Holdings, Inc., dated June 12, 2001




                                       3